UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to $240.14a-12

Health Management Associates, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This letter was distributed to associates of Health Management Associates, Inc. on or about December 13, 2013.

Dear Associate,

I am writing to update you on our pending transaction with Community Health Systems, Inc. (“CHS”).

As you are likely aware, the closing of the merger with CHS is conditioned on, among other things, approval by holders of at least 70% of HMA common stock, a group that includes many of you. On January 8, 2014, the Company will hold a Special Meeting of HMA shareholders to vote on our pending merger with CHS. I want to reiterate that the Board and management team are strongly in favor of this transaction, and I urge you to vote your shares “FOR” the merger when you receive your proxy materials.

As a reminder, the Health Management board of directors voted unanimously on November 12th to fully endorse our merger with CHS. After a comprehensive review of the terms of the proposed merger and several strategic alternatives to keep the company independent, including a review by the outside, independent firm Alvarez and Marsal, and fairness opinions provided by UBS Securities, Inc. and Lazard Frères & Company, LLC, the board concluded that the transaction with CHS is in the best interests of HMA and its shareholders, and recommends that HMA shareholders vote in favor of the merger.

Since that time, the Registration Statement on Form S-4, which includes a definitive proxy statement of HMA, has been declared effective by the Securities and Exchange Commission, which means that our materials are now considered final and we can begin inviting shareholders to cast their votes on the transaction. Some of you may have already received copies of our definitive proxy statement, which was mailed on or about November 25, 2013 to all HMA shareholders of record as of the close of business on November 22, 2013.

In determining how to vote your shares, we encourage you to read the definitive proxy statement, and any other relevant documents when they become available, because they contain or will contain important information about CHS, HMA and the merger. To help you understand exactly what this entails, please see the following instructions:

VOTING INSTRUCTIONS

We ask that all shareholders vote “FOR” the proposals by telephone, online, by mail or in person according to the instructions on the proxy card, and below.

•	Telephone. Call 1-800-690-6903. Shareholders must have their control number in hand. Follow the instructions provided.

•	Internet. Log onto the website: www.proxyvote.com. Shareholders must have their control number in hand. Follow the instructions provided.

•	Mail. To vote your shares, please sign, date and return the enclosed proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

•	In person. For stockholders who wish to vote in person, the Health Management Associates Special Meeting of Shareholders will be held on January 8 at 8:00 AM local time, at the Ritz-Carlton Golf Resort Naples, 2600 Tiburón Drive, Naples, Florida 34109.

I cannot stress enough that it is important to vote. Every vote counts, and I urge you to vote sooner rather than later. A failure to vote is considered a vote “against,” and we need at least 70% of the outstanding shares to be voted “FOR” the merger in order for the merger to proceed. The Company’s Board and management team have spent many long hours evaluating every facet of this transaction and are confident that it provides the best path forward for all our stakeholders. We sincerely hope that you will share our views.

Finally, I want to thank you for your consistent focus during this transition period. Your dedication, along with that of our physicians, has allowed us to continue our most important job: delivering high-quality care to our patients. Keep up the good work.

Moving forward,

John

If you have any questions about the HMA special meeting, the matters to be voted upon, including the merger, or questions about how to submit your proxy, or if you need additional copies of the proxy statement/prospectus, proxy card or voting instruction card, you should contact Georgeson Inc. at HMA@georgeson.com (e-mail) or call toll-free: 1-888-613-9817

Additional Information and Where to Find It

In connection with the proposed transaction, CHS has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HMA and a prospectus of CHS. The registration statement was declared effective by the SEC on November 22, 2013. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. The definitive proxy statement/prospectus and a form of proxy have been mailed to stockholders of HMA on or about November 25, 2013. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC (when they become available) from CHS’s website at www.chs.net and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in (i) HMA’s proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of stockholders and (ii) HMA’s definitive proxy statement filed with the SEC on November 22, 2013 in connection with the pending merger with CHS. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives and expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals and the approval of HMA stockholders; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; and changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s most recent Annual Report on Form 10-K or Form 10-K/A and Quarterly Report on Form 10-Q or 10 Q/A.

The forward-looking statements speak only as of the date of this communication. Neither CHS nor HMA undertakes any obligation to update these statements.

This communication was mailed to Health Management Associates, Inc.’s 401K holders on or about December 13, 2013.

This letter was distributed to Health Management Associates, Inc.’s 401k holders on or about December 13, 2013.

To:	Participants in the HMA Retirement Savings Plan
Participants in the Mooresville Retirement Savings Plan

Re:	Voting of HMA Shares in Employer Stock Fund

This information is being provided to you in connection with the voting of shares in proposed merger transaction involving Health Management Associates, Inc. and Community Health Systems, Inc., and is intended to supplement the information provided in the proxy statement/prospectus. The proxy statement/prospectus is enclosed herewith, unless it has been previously provided to you. If you need additional copies of the proxy statement/prospectus please see the information below under the heading “Voting Instructions”.

Employer Stock Fund. You are receiving this letter because shares of common stock of Health Management Associates, Inc. (“HMA”) have been allocated to your account in the employer stock investment fund (the “Employer Stock Fund”) under either the Health Management Associates, Inc. Retirement Savings Plan or the Mooresville Retirement Savings Plan (the “Retirement Plans”). If you have an interest in the Employer Stock Fund as of November 22, 2013, you will be entitled to give voting instructions to the Prudential Bank & Trust, FSB Company (the “Plan Trustee”) with respect to such shares, as described below.

Voting Procedures. Under the terms of the Retirement Plans, you have the right to instruct the Plan Trustee as to the manner in which the shares of HMA common stock allocated to your account in the Employer Stock Fund are to be voted. You may exercise these rights by transmitting these instructions to Broadridge Financial Solutions, Inc. (the vote tabulator) via the internet or telephone or by marking the appropriate boxes on the appropriate proxy card, as described in the proxy statement/prospectus. The deadline for voting shares of HMA common stock held in the Retirement Plans is 11:59 p.m. Eastern time on January 4, 2013. Your voting instructions must be received by this deadline (and not at the time specified for other shareholders in the proxy statement/prospectus), and these instructions may not be given in person at the special meeting of stockholders described in the proxy statement/prospectus.

Voting Instructions. Shares of HMA common stock allocated to your account in the Employer Stock Fund as of November 22, 2013 for which timely and valid voting instructions are received will be voted by the Plan Trustee in accordance with such voting instructions. As to shares of HMA common stock allocated to your account in the Employer Stock Fund for which timely and valid voting instructions are not received, such shares will be voted by the Plan Trustee based on the direction of an “independent fiduciary” who has been appointed by the Retirement Committee for the Retirement Plans to make a fiduciary determination on your behalf as to the voting of such shares.

If you have any questions about the matters to be voted upon, or questions about how to submit you proxy, or if you need additional copies of the proxy statement/prospectus, proxy card or voting instruction card, you should contact Georgeson Inc. at HMA@georgeson.com (email) or call toll-free: 1-888-613-9817.

Additional Information and Where to Find It. In connection with the proposed transaction, Community Health Systems, Inc. (“CHS”) has filed with the SEC a registration statement on Form S-4 that includes a proxy statement of HMA and a prospectus of CHS. The registration statement was declared effective by the SEC on November 22, 2013. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CHS, HMA AND THE MERGER. The definitive proxy statement/prospectus and a form of proxy have been mailed to stockholders of HMA on or about November 25, 2013. These materials and other documents filed with the SEC will be available at no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain copies of the definitive proxy statement/prospectus and other documents filed with the SEC (when they become available) from CHS’s website at www.chs.net and HMA’s website at www.hma.com or by directing such request to CHS at 4000 Meridian Boulevard, Franklin, Tennessee 37067, Attention: Investor Relations, or to HMA at 5811 Pelican Bay Boulevard, Naples, Florida 34108, Attention: Investor Relations.

CHS, HMA and certain of their respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the merger. Information regarding CHS’s directors and executive officers is available in CHS’s proxy statement filed with the SEC on April 5, 2013 in connection with its 2013 annual meeting of stockholders, and information regarding HMA’s directors and executive officers is available in (i) HMA’s proxy statement filed with the SEC on April 8, 2013 in connection with its 2013 annual meeting of stockholders and (ii) HMA’s definitive proxy statement filed with the SEC on November 22, 2013 in connection with the pending merger with CHS. Other information regarding persons who may be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements. Certain statements contained in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding the expected timing of the completion of the merger, the benefits of the merger, including future financial and operating results, the combined company’s plans, objectives and expectations and other statements that are not historical facts. Such statements are based on the views and assumptions of the management of CHS and HMA and are subject to significant risks and uncertainties. Actual future events or results may differ materially from these statements. Such differences may result from the following factors: the ability to close the transaction on the proposed terms and within the anticipated time period, or at all, which is dependent on the parties’ ability to satisfy certain closing conditions, including the receipt of governmental approvals and the approval of HMA stockholders; the risk that the benefits of the transaction, including cost savings and other synergies, may not be fully realized or may take longer to realize than expected; the impact of the transaction on third-party relationships; actions taken by either of the companies; and changes in regulatory, social and political conditions, as well as general economic conditions. Additional risks and factors that may affect results are set forth in HMA’s and CHS’s filings with the Securities and Exchange Commission, including each company’s most recent Annual Report on Form 10-K or Form 10-K/A and Quarterly Report on Form 10-Q or 10 Q/A.

The forward-looking statements speak only as of the date of this communication. Neither CHS nor HMA undertakes any obligation to update these statements.

Sincerely,

The Retirement Committee

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